Exhibit 99.1-Lion Capital Holdings, Inc. Pro-Forma Financial Statements for June 30, 2009 and December 31, 2008

Lion Capital Holdings, Inc.

Pro-forma Financial Statements

June 30, 2009 and December 31, 2008

C O N T E N T S

Pro-forma Consolidated Balance Sheet as of June 30, 2009

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Pro-forma Consolidated Balance Sheet as of December 31, 2008

 5

Pro-forma Consolidated Statement of Operations for the Six Months Ended June 30, 2009

 6

Pro-forma Consolidated Statement of Operations for the Year Ended December 31, 2008

 7

Notes and Assumptions to the Pro-forma Consolidated Financial Statements

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	DEFI MOBILE, LTD
	(Formerly, Lion Capital Holdings, Inc.)
	Pro-forma Consolidated Balance Sheet
	(Unaudited)

	ASSETS

	DeFi Mobile, Ltd	Lion Capital Holdings
	6/30/2009	6/30/2009	Proforma Adjustments		Pro Forma
	(unaudited)	(unaudited)	DR	CR	6/30/2009
CURRENT ASSETS
Cash and Cash Equivalents	$ 23,504	$ 4,138			$ 27,642
Accounts Receivable, Net	5,131				5,131
Other Receivables	9,927				9,927
Prepaid expenses and other current assets	381,451				381,451
Total Current Assets	420,013	4,138			424,151
PROPERTY AND EQUIPMENT
Network Hardware	267,623				267,623
Computer Servers	150,323				150,323
Computer Equipment	59,235	4,569			63,804
Furniture and Fixtures	39,122				39,122
Total Property and Equipment	516,303	4,569			520,872
Less: Accumulated Depreciation	(276,826)	(571)			(277,397)
Net Property and Equipment	239,477	3,998			243,475
OTHER ASSETS
Network software and user licences, net	996,590				996,590
Software development costs, net	400,252				400,252
Patents and trademarks, net	40,260				40,260
Domain names, net	13,098				13,098
Security deposits	32,602				32,602
Total Other Assets	1,482,802	0			1,482,802
TOTAL ASSETS	$ 2,142,292	$ 8,136			$ 2,150,428

	LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 1,673,115	$ 105,648			$ 1,778,763
Accrued interest	244,775		244,775		0
Loan payable	125,000	180,500			305,500
Convertible notes payable	3,215,156		3,215,156		0
Venture capital payable	487,251				487,251
Note payable - related party	250,000				250,000
Other Current Liabilities		1,700,134			1,700,134
Total Current Liabilities	5,995,297	1,986,282	3,459,931		4,521,648
Total Liabilities	5,995,297	1,986,282	3,459,931		4,521,648
STOCKHOLDERS EQUITY (DEFICIT)

Series A Preferred Stock	447		447		0
Series B Preferred Stock					0
Common Stock	667	14,851	667	66,256	81,107
Additional Paid-in-Capital	3,989,229	3,075,766	5,099,256	3,447,782	5,413,521
Accumulated Deficit	(7,843,348)	(5,068,763)	22,500	5,068,763	(7,865,848)
Total Stockholders Equity (Deficit)	(3,853,005)	(1,978,146)	5,122,870	8,582,801	(2,371,220)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$ 2,142,292	$ 8,136	$ 8,582,801	$ 8,582,801	$ 2,150,428

See accompanying unaudited pro-forma note disclosures

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	DEFI MOBILE, LTD.
	(Formerly, Lion Capital Holdings, Inc.)
	Pro-forma Consolidated Balance Sheet
	(Unaudited)

	ASSETS

	DeFi Mobile, Ltd	Lion Capital Holdings
	12/31/2008	12/31/2008	Proforma Adjustments		Pro Forma
	(unaudited)	(unaudited)	DR	CR	12/31/2008
CURRENT ASSETS
Cash and Cash Equivalents	$ 8,950	$ 3,215			$ 12,165
Accounts Receivable, Net	110				110
Other Receivables	9,426				9,426
Prepaid expenses and other current assets	52,564				52,564
Total Current Assets	71,050	3,215			74,265
PROPERTY AND EQUIPMENT
Network Hardware	267,623				267,623
Computer Servers	150,323				150,323
Computer Equipment	51,578	4,324			55,902
Furniture and Fixtures	39,122				39,122
Total Property and Equipment	508,646	4,324			512,970
Less: Accumulated Depreciation	(192,438)				(192,438)
Net Property and Equipment	316,208	4,324			320,532
OTHER ASSETS
Network software and user licences, net	999,684				999,684
Software development costs, net	580,068				580,068
Patents and trademarks, net	42,628				42,628
Domain names, net	13,487				13,487
Security deposits	32,602				32,602
Total Other Assets	1,668,469	-			1,668,469
TOTAL ASSETS	$ 2,055,727	$ 7,539			$ 2,063,266

	LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 730,785	$ 94,807			$ 825,592
Accrued interest	93,521		93,521		-
Loan payable	250,000	127,500			377,500
Convertible notes payable	1,975,000		1,975,000		-
Venture capital payable	625,871				625,871
Note payable - related party	250,000				250,000
Other Current Liabilities		1,696,850			1,696,850
Total Current Liabilities	3,925,177	1,919,157	2,068,521	-	3,775,813
Total Liabilities	3,925,177	1,919,157	2,068,521	-	3,775,813
STOCKHOLDERS EQUITY (DEFICIT)
Series A Preferred Stock	447		447		-

Series B Preferred Stock					-
Common Stock	667	14,851	667	50,706	65,557
Additional Paid-in-Capital	3,989,229	3,022,766	4,978,092	2,048,046	4,081,949
Accumulated Deficit	(5,859,793)	(4,949,235)	260	4,949,235	(5,860,053)
Total Stockholders Equity (Deficit)	(1,869,450)	(1,911,618)	4,979,466	7,047,987	(1,712,547)
TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$ 2,055,727	$ 7,539	$7,047,987	$ 7,047,987	$ 2,063,266

See accompanying unaudited pro-forma note disclosures

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	DEFI MOBILE, LTD
	(Formerly, Lion Capital Holdings, Inc.)
	Pro-forma Consolidated Statement of Operations
	(Unaudited)

	DeFi Mobile, Ltd	Lion Capital Holdings
	For the 6 months ending	For the 6 months ending
	6/30/2009	6/30/2009	Proforma Adjustments		Pro Forma
	(unaudited)	(unaudited)	DR	CR	6/30/2009
REVENUES	$ 33,461	$ -			$ 33,461
OPERATING EXPENSES
Cost of Goods Sold	302,251				302,251
Salaries and Wages	992,576				992,576
Professional Fees	121,075		22,500		143,575
Travel and Entertainment	78,241				78,241
Advertising and Marketing	5,519				5,519
Depreciation and Amortization	185,081	326			185,407
Financing Costs	60,016				60,016
Rent	49,556				49,556
Other General and Administrative	54,114	56,296			110,410
Total Operating Expenses	1,848,429	56,622	22,500		1,927,551
LOSS FROM OPERATIONS	(1,814,968)	(56,622)	(22,500)		(1,894,090)
OTHER INCOME/(EXPENSES)
Interest income	-	-			-
Interest expense, including interest expense on					-
beneficial conversion	(168,587)	(59,622)			(228,209)
Total Other Income/(Expense)	(168,587)	(59,622)	-		(228,209)
LOSS FROM OPERATIONS	(1,983,555)	(116,244)	(22,500)		(2,122,299)
LOSS FROM DISCONTINUED OPERATIONS	-	(3,284)			(3,284)
INCOME TAX EXPENSE	-	-			-
NET LOSS	$ (1,983,555)	$ (119,528)	$ (22,500)		$ (2,125,583)
LOSS PER SHARE	($0.30)	($0.01)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	6,666,667	14,851,079

See accompanying unaudited pro-forma note disclosures

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	DEFI MOBILE, LTD.
	(Formerly, Lion Capital Holdings, Inc.)
	Pro-forma Consolidated Statement of Operations
	(Unaudited)

	For DeFi Mobile, Ltd the 12 months ending	Lion Capital Holdings For the 12 months ending
	12/31/2008	12/31/2008	Proforma Adjustments		Pro Forma
	(audited)	(audited)	DR	CR	12/31/2008
REVENUES	$ 37,217	$ 30,000			$ 67,217
OPERATING EXPENSES
Cost of Goods Sold	315,878				315,878
Salaries and Wages	1,358,931				1,358,931
Professional Fees	764,685		260		764,945
Travel and Entertainment	499,346				499,346
Advertising and Marketing	306,618				306,618
Depreciation and Amortization	291,567	245			291,812
Financing Costs	179,500				179,500
Rent	144,740				144,740
Other General and Administrative	306,105	132,125			438,230
Total Operating Expenses	4,167,370	132,370	260	-	4,300,000
LOSS FROM OPERATIONS	(4,130,153)	(102,370)	(260)	-	(4,232,783)
OTHER INCOME/(EXPENSES)
Interest income	5,288				5,288
Interest expense, including interest expense on					-
beneficial conversion	(179,999)	(102,478)			(282,477)
Total Other Income/(Expense)	(174,711)	(102,478)	-	-	(277,189)
LOSS FROM OPERATIONS	(4,304,864)	(204,848)	(260)	-	(4,509,972)
LOSS FROM DISCONTINUED OPERATIONS	-	(6,568)			(6,568)
INCOME TAX EXPENSE	-				-
NET LOSS	$ (4,304,864)	$ (211,416)	$ (260)	$ -	$ (4,516,540)
LOSS PER SHARE	($0.65)	($0.01)
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING	6,666,667	14,851,079

See accompanying unaudited pro-forma note disclosures

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NOTE 1 -  NATURE OF ORGANIZATIONS AND MERGER TRANSACTION

Lion Capital Holdings, Inc. (“Lion Capital”) was incorporated in Delaware in July 1999.  Prior to 2001, Lion Capital was engaged in the design and integration of systems for data and Lion Capital in Mexico for customers throughout the United States and Mexico.  Lion Capital was also engaged in (a) the business of manufacturing copper and fiber optic specialty custom cabling in Mexico for distribution in the United States and Mexico, and (b) as a U.S. cable assembly house.  In September 2001, Lion Capital abandoned its ownership of this Mexican subsidiary and in 2002 began winding down its other operation as a cable assembly house.  In mid-2003, Lion Capital changed its business focus from a cable assembly house to assisting small private companies in becoming publicly held.

DeFi Mobile Ltd. (“DeFi”) was incorporated under the laws of the State of Delaware as Telemoto, Ltd., on November 22, 2006.  On October 24, 2007, DeFi changed its name to DeFi Mobile, Ltd.  DeFi operates as a application service provider (ASP), and provides the following services; global telecommunications, data access, and short message service (SMS) around the world on a wholesale or direct-to-consumer basis.  In addition, DeFi also provides government and consumer solutions integrating innovative Voice over Internet Protocol (VoIP), Standard Internet Protocol (SIP) trunk, public-switched telephone Networking (PSTN) and Private Branch Exchange (PBX) technologies with a wide variety of communication devices, including mobile smartphones, standard telephony devices, personal computers (PCs), soft-phones and other Internet Access Devices (IAD).  DeFi is capable of integrating its innovative solutions with standard telecommunications companies and is actively evaluating business development opportunities in this arena.  DeFi has architected, built and deployed on a beta basis, a Large IP Network infrastructure that can host, support and deliver Applications and Services including voice, video, gaming, multi-media, digital content over the internet to hot spots, desktop computers and all manner of handheld devices. The DeFi Global Network can provide global mobile broadband service at speed comparable to fixed wire broadband for multiple mobile Internet access devices, or IADs

To date, DeFi has established its Network service, and has been in the beta testing stage, providing Voice communications between end users around the world, or the DeFi Global Network.  This beta testing is providing real time services to end users who are testing the service, providing feedback and helping to document and complete the build out the FAQ’s for the Network. To date, revenues have been nominal, but DeFi hopes to shortly roll out commercial service on a full pay basis.  The Network is designed to be scalable for new and additional volume, by adding more software licenses and additional Blades (servers).  The Network currently has a capacity to serve approximately 200,000 simultaneous users. It design should permit it to scale in to the multi millions of simultaneous users.

DeFi also operates in the United Kingdom through its wholly-owned subsidiary, DeFi Mobile (UK) Limited (“DeFi UK”).  DeFi UK was originally registered to the Registrar of Companies of England and Wales on March 12, 2008 under the name Shelfco (no. 3532) Limited, and officially changed its name to DeFi Mobile (UK) Limited on June 27, 2008.

On March 27, 2009, Lion Capital entered into an irrevocable letter of intent to acquire  DeFi Mobile Limited  (the “Merger Agreement”) with DeFi, and Jeff Rice and David Thomas in their capacity as Joint Representatives.  This transaction was converted into a tax-free stock for stock exchange (the “Share Exchange Agreement”), whereby Lion acquired 100% of the outstanding capital stock of DeFi.

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As a result of this Share Exchange Agreement, Lion Capital Holdings, Inc. will change its name to DeFi Mobile, Inc (“DeFi Inc”).  DeFi Mobile, Ltd, will continue to survive as a wholly owned subsidiary of DeFi Mobile, Inc.

NOTE 1 -  NATURE OF ORGANIZATIONS AND MERGER TRANSACTION (Continued)

Under the Merger Agreement, Lion Capital and DeFi have agreed, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement, to engage in a tax-free stock for stock exchange whereby DeFi will merge with and into Lion Capital, and Lion Capital will be the surviving corporation in the merger.  The merger will have the following terms:

a.

DeFi would sell all assets, liabilities and issued and outstanding shares to Lion Capital as follows:  one share of Lion Capital’s common stock for each share of DeFi’s common shares.

b.

Lion Capital will also issue to DeFi’s preferred shareholders a 1- for-4 tax-free exchange of DeFi’s shares for Lion Capital shares.  Upon closing, the 4,465,075 DeFi preferred shares will receive 17,860,300 common shares of Lion Capital.

c.

The holders of the subordinated convertible notes payable and accrued interest on these notes, held by DeFi, would convert these notes and interest into shares of Lion Capital’s common stock at $0.10 per share, the day the purchase agreement is signed.

d.

As part of the stock for stock transaction, Lion also issued a total of 9,801,637 warrants to acquire its common stock to 53 DeFi shareholders and noteholders, in exchange for their cancellation of existing DeFi warrants

e.

Upon finalization of the merger, Lion Capital would change its name to DeFi Mobile, Inc.  DeFi Mobile, Ltd. will continue to survive as a wholly owned subsidiary.

f.

DeFi’s shareholders have agreed to an twelve-month lock-up of Lion Capital’s shares to be received in the merger.

NOTE 2 -

PRO-FORMA ASSUMPTIONS

The following pro-forma assumptions have been used in the accompanying pro-forma financial statements as of June 30, 2009 and December 31, 2008:

June 30, 2009 (1)

Series A Preferred Stock – DeFi

447.00

Common Stock – DeFi

667.00

Common Stock – Lion Capital

  24,591.00

Retained Earnings – Lion Capital

5,068,763.00

Additional Paid-in Capital

5,092,240.00

To record the issuance of 24,590,911 common shares to acquire the outstanding shares of DeFi, to eliminate the equity of DeFi, and to eliminate the retained earnings of Lion Capital.

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NOTE 2 -

PRO-FORMA ASSUMPTIONS (Continued)

Accrued Interest – DeFi

244,775.00

Convertible Notes Payable – DeFi

3,215,156.00

Common Stock – Lion Capital

 34,599.00

Additional Paid-in Capital

 3,425,332.00

Common Stock – Lion Capital

7,016.00

Additional Paid-in Capital

7,016.00

To record the conversion of convertible notes payable and accrued interest into 34,599,310 shares of common stock, and to record 7,016,185 shares of common stock issued related to the conversion of 7,016,185 options and warrants outstanding.

Legal Expense

22,500.00

Common Stock – Lion Capital

 50.00

Additional Paid-in Capital

 22,450.00

To record the issuance of 50,000 shares of common stock for legal services rendered, valued at $0.45 per share.

December 31, 2008

Series A Preferred Stock – DeFi

447.00

Common Stock – DeFi

667.00

Common Stock – Lion Capital

  24,591.00

Retained Earnings – Lion Capital

4,949,235.00

Additional Paid-in Capital

4,972,712.00

To record the issuance of 24,590,911 common shares to acquire the outstanding shares of DeFi, to eliminate the equity of DeFi, and to eliminate the retained earnings of Lion Capital.

Accrued Interest – DeFi

93,521.00

Convertible Notes Payable – DeFi

1,975,000.00

Common Stock – Lion Capital

20,685.00

Additional Paid-in Capital

2,047,836.00

Common Stock – Lion Capital

 5,380.00

Additional Paid-in Capital

5,380.00

To record the conversion of convertible notes payable and accrued interest into 20,685,210 shares of common stock, and to record 5,380,000 shares of common stock issued related to the conversion of 5,380,000 options and warrants outstanding.

NOTE 2 -

PRO-FORMA ASSUMPTIONS (Continued)

Legal Expense

260.00

Common Stock – Lion Capital

  50.00

Additional Paid-in Capital

210.00

To record the issuance of 50,000 shares of common stock for legal services rendered, valued at $0.0052.

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